                 Q&A FOR ADJUSTABLE U.S. GOVERNMENT TRUST PROXY

EXPLANATION OF THE PROPOSALS:

1) REMOVAL OF THE MASTER/FEEDER OPERATING STRUCTURE, AND REPLACEMENT WITH A STRUCTURE TRADITIONAL TO MOST MUTUAL FUNDS.

The two-tier structure (chosen by the Fund's original advisor/distributor) serves no marketing or operational purpose today, is unwieldy to administer and creates unnecessary regulatory issues.

 -    This change will be a tax-free event

 -    This change will not result in any increase in direct or indirect fees

2) TO APPROVE A NEW INVESTMENT MANAGEMENT CONTRACT FOR THE FUND

The previous contract expires with removal of the old operating structure.

3) TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

 - Like other government funds with a strong reliance on adjustable rate securities, this fund has had limited flexibility in changing interest rate climates. This has hindered its ability to meet the objective of high current income.

 -   Since 1993 the fund has lost 50% of its assets.

 - The proposed investment objective changes, to those of an intermediate government bond fund, will give the fund greater flexibility to pursue an objective of " a high level of current income consistent with preservation of capital and maintenance of liquidity."

4) TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING INVESTMENT IN ILLIQUID SECURITIES

This change will bring the Fund into line with other Hancock mutual funds and keep it competitive with the rest of the industry.
- --------------------------------------------------------------------------------

Q. HOW WILL THESE CHANGES BENEFIT MY INVESTMENT?

 - A. These changes are intended to provide the Fund with greater diversification, and greater flexibility to provide high current income as well as presevation of capital and liquidity.

                              FOR INTERNAL USE ONLY

Q. WHAT WILL THE FUND'S NEW NAME BE?

A. In keeping with the modified investment strategy, the Fund's new name will be John Hancock Intermediate Maturity Government Fund.

THE PROXY PROCESS:

Q. WHEN WERE PROXY STATEMENTS BEING MAILED?

A. Proxies were mailed on or about July 21st.

Q. IF I DON'T SEND IN MY BALLOT, IS IT AN AUTOMATIC "IN FAVOR" VOTE?

No. The only counted votes are those that are officially submitted (eg, by ballot). In fact, in order to certify a proxy vote, greater than 50% of the outstanding shares must be voted. If this quorum is not reached, additional mailings, at your Fund's expense, must be made.

        Exercise your right to vote on this important issue to your fund.

Q. WHAT PERCENTAGE IS REQUIRED TO PASS THE VOTE ON EACH PROPOSAL?

A.  At least two-thirds of those voting will carry the proxy vote.

IN THE NEWSPAPER:

Q. HOW WILL THE INTERMEDIATE MATURITY GOVERNMENT FUND BE LISTED IN THE PAPER?

A. The Intermediate Maturity Government Fund will be listed under the JOHN HANCOCK heading and abbreviated as IMGF.

                              FOR INTERNAL USE ONLY

                       Q&A FOR GOVERNMENT SECURITIES TRUST
                       MERGER WITH GOVERNMENT INCOME FUND

A BACKGROUND HISTORY OF GOVERNMENT SECURITIES FUND:

 -   The Fund has lost nearly $2 billion, or 80% of its assets since 1986

 - In the mid-late 80s the Fund followed an aggressive high-yield strategy as a "government plus" fund. (Options were written on the Fund's treasury holdings and the premium payments received by the fund were paid out to enhance shareholder's distributions).

 - The resulting volatility experienced by this fund (and all other government plus funds) caused significant volatility and undermined the Fund's ability to attract and maintain assets. The Fund's original managers (Criterion Funds, which later became Transamerica Funds) discarded the original option writing tactics, followed investment objectives similar to Government Income, but had not been able to stem the redemptions.

THE MERGER PROPOSAL:

Q. WHY IS THE GOVERNMENT SECURITIES TRUST MERGING WITH GOVERNMENT INCOME FUND?

A. The Trustees voted to merge the Government Securities Trust because they believe it is in the best interest of the existing shareholders.

 - Both funds present substantially similar investment objectives and investment policies.

Q. HOW WILL THIS MERGER BENEFIT MY INVESTMENT?

A. By merging with the Government Income Fund, existing shareholders should benefit from the economies of scale in investment research, operations and other important areas.

 - As the surviving high current income government fund, Government Income should be able to attract more sales to the benefit of all shareholders.

 - Combining the assets of the two funds may decrease the operating expenses as a percentage of the net assets.


                                    Expense Ratio      Assets $(mill)        Source:
                                      A        B         A       B
Government Income Fund              1.19%    1.94%      $0.5    $233          proxy
Government Securities Fund          1.20%    1.95%      $493    $  2        statements

THE PROXY/MERGER PROCESS:

Q. WHEN WERE PROXY STATEMENTS BEING MAILED?

A. Proxies were mailed on or about July 21st.

                              FOR INTERNAL USE ONLY

Q. IF I DON'T SEND IN MY BALLOT, IS IT AN AUTOMATIC "IN FAVOR" VOTE?

No. The only counted votes are those that are officially submitted (eg, by ballot). In fact, in order to certify a proxy vote, greater than 50% of the outstanding shares must be voted. If this quorum is not reached, additional mailings, at your Fund's expense, must be made.

           Exercise your right to vote on this important issue to your fund.

Q. WHAT PERCENTAGE IS REQUIRED TO PASS THE VOTE ON EACH MERGER?

A.  At least two-thirds of those voting will carry the proxy vote.

Q. WHAT DO I HAVE TO DO IF THE MERGER IS APPROVED?

A. Shareholders without issued share certificates don't need to do anything. If the proposal is approved, shares of the Government Securites Trust will be automatically converted into shares of the Government Income Fund. The conversion will work the same way as an exchange, except that it will not be treated as a taxable event.

Q. WHAT IF MY SHARES ARE IN CERTIFICATE FORM?

A. Shareholders with certificate shares must return them to John Hancock Investor Services. (Please be sure and let the broker know if there is an outstanding certificate.)

Q. IF APPROVED, WHEN WILL THE MERGER TAKE PLACE?

A. If shareholders approve this plan, the merger is expected to take place following the close of business on September 15, 1995. At that time, we will be able to provide more information about the conversion.

TAXES:

Q. WILL I HAVE TO PAY TAXES ON THIS MERGER?

A. No this merger will be a non-taxable event.

Q. WILL I BE RECEIVING A CAPITAL GAIN DISTRIBUTION FROM THE GOVERNMENT SECURITIES FUND/GOVERNMENT INCOME FUND?

A. We do not anticipate that there will be a capital gain payment before the merger.

IN THE NEWSPAPER:

Q. HOW IS THE GOVERNMENT INCOME FUND LISTED IN THE PAPER?

A. The Government Income Fund is listed under the JOHN HANCOCK heading and is abbreviated GvInc.

                              FOR INTERNAL USE ONLY

                      Q&A FOR INTERMEDIATE GOVERNMENT TRUST
                MERGER WITH INTERMEDIATE MATURITY GOVERMENT FUND

                                        (A.K.A ADJUSTABLE U.S. GOVERNMENT TRUST)

ABOUT THE INTERMEDIATE MATURITY GOVERNMENT FUND:

Q. FIRST, WHAT IS THE INTERMEDIATE MATURITY GOVERNMENT FUND?

The Adjustable U.S. Government Trust is being proxied to undergo its own changes. Its shareholders are being asked to change it to an intermediate government bond fund. When that is approved, the fund will be renamed Intermediate Maturity Government Fund. Then (subject to this vote) your fund will be merged into it.

Q. IF THE ADJUSTABLE U.S. GOVERNMENT TRUST'S SHAREHOLDERS DON'T VOTE FOR THESE CHANGES, WHAT FUND AM I LEFT WITH?

Your fund's merger will only take place IF Intermediate Maturity Government Fund is created. (We are confident that the Fund's shareholders will follow the unanimous recommendation of the Fund's Trustees). If ultimately that fund's proposals are not accepted, the US Government Trust will continue as is and you remain a shareholder of the fund.

THE MERGER PROPOSAL:

Q. WHY IS THE INTERMEDIATE GOVERNMENT TRUST MERGING WITH INTERMEDIATE MATURITY GOVERNMENT FUND?

A. The Trustees voted to merge the Intermediate Government Trust because they believe it is in the best interest of the existing shareholders.

 - Both funds present substantially similar investment objectives and investment policies.

 - Given the Intermediate Government Trust's low asset level (totalling less than $9 million combined A and B shares, 6/30/95) it has carried a high level of expenses which hinders the Fund's yield.

Q. HOW WILL THIS MERGER BENEFIT MY INVESTMENT?

A. By merging with the larger Intermed. Matur. Govt., existing shareholders should benefit from the economies of scale in investment research, operations and other important areas.

 - Combining the assets of the merged funds will decrease the operating expenses as a percentage of the net assets.


                              Expense Ratio        Assets $(mill)      Source:
                               A         B           A        B
Intermed. Matur. Govt         .80%     1.45%        $18      $9         proxy
Intermediate Govt. Trust     1.29%     2.04%        $ 8      $0.4     statements

A lowered expense ratio should benefit the net yield the fund can pay shareholders.

THE PROXY/MERGER PROCESS:

Q. WHEN WERE PROXY STATEMENTS BEING MAILED?

A. Proxies were mailed on or about July 24th.

                             FOR INTERNAL USE ONLY

Q. IF I DON'T SEND IN MY BALLOT, IS IT AN AUTOMATIC "IN FAVOR" VOTE?

No. The only counted votes are those that are officially submitted (eg, by ballot). In fact, in order to certify a proxy vote, greater than 50% of the outstanding shares must be voted. If this quorum is not reached, additional mailings, at your Fund's expense, must be made.

        Exercise your right to vote on this important issue to your fund.

Q. WHAT PERCENTAGE IS REQUIRED TO PASS THE VOTE ON EACH MERGER?

A.  At least two-thirds of those voting will carry the proxy vote.

Q. WHAT DO I HAVE TO DO IF THE MERGER IS APPROVED?

A. Shareholders without issued share certificates don't need to do anything. If the proposal is approved, shares of the Intermediate Govt. Trust will be automatically converted into shares of the Intermediate Maturity Government Fund. The conversion will work the same way as an exchange, except that it will not be treated as a taxable event.

Q. WHAT IF MY SHARES ARE IN CERTIFICATE FORM?

A. Shareholders with certificate shares must return them to John Hancock Investor Services. (Please be sure and let the broker know if there is an outstanding certificate.)

Q. IF APPROVED, WHEN WILL THE MERGER TAKE PLACE?

A. If shareholders approve this plan, the merger is expected to take place following the close of business on September 22, 1995. At that time, we will be able to provide more information about the conversion.

TAXES:

Q. WILL I HAVE TO PAY TAXES ON THIS MERGER?

A. No this merger will be a non-taxable event.

Q. WILL I BE RECEIVING A CAPITAL GAIN DISTRIBUTION FROM THIS MERGER.

A. We do not anticipate that there will be a capital gain payment prior to the merger.

IN THE NEWSPAPER:

Q. HOW WILL THE INTERMEDIATE MATURITY GOVERNMENT FUND BE LISTED IN THE PAPER?

A. The Intermediate Maturity Government Fund will be listed under the JOHN HANCOCK heading and will be abbreviated IMGF.

                              FOR INTERNAL USE ONLY

                         Q&A FOR INVESTMENT QUALITY BOND
                         MERGER WITH SOVEREIGN BOND FUND

THE MERGER PROPOSAL:

Q. WHY IS THE INVESTMENT QUALITY BOND FUND MERGING WITH SOVEREIGN BOND FUND?

A. The Trustees voted to merge the Investment Quality Bond Fund because they believe it is in the best interest of the existing shareholders.

 - Both funds present substantially similar investment objectives and investment policies.

 - Sovereign Bond Fund has a superior track record and has achieved a larger asset size.

avg. ann. total returns    (6/30/95)  A SH.  B  SH.        1yr.               5 yr            10yr       assets $(mill)
Sovereign Bond Fund                                  14.17%    13.54%     9.86%    n/a     9.95%   n/a    $1,431   $60
Investment Quality Bond Fund                         10.22%     9.31%     8.56%    n/a     8.58%   n/a    $   84   $ 8

 - Given the existence of a larger, more successful fund in the same family with similar objectives, the potential for your fund to attract significant assets is impeded.

Q. HOW WILL THIS BENEFIT MY INVESTMENT?

A. By merging with the larger Growth Fund, existing shareholders will benefit from the economies of scale in investment research, operations and other important areas.

 - Combining the assets of the two funds may decrease the operating expenses as a percentage of the net assets.


                                Expense Ratio          Assets $(mill)
                                A           B          A            B         Source:
Sovereign Bond Fund            1.18%       1.75%     $1,431       $60          proxy
Investment Quality Bond Fund   1.32%       2.07%     $   84       $ 8        statements


THE PROXY/MERGER PROCESS:

Q. WHEN WERE PROXY STATEMENTS BEING MAILED?

A. Proxies were mailed on or about July 21st.

Q. IF I DON'T SEND IN MY BALLOT, IS IT AN AUTOMATIC "IN FAVOR" VOTE?

No. The only counted votes are those that are officially submitted (eg, by ballot). In fact, in order to certify a proxy vote, greater than 50% of the outstanding shares must be voted. If this quorum is not reached, additional mailings, at your Fund's expense, must be made.

        Exercise your right to vote on this important issue to your fund.

                              FOR INTERNAL USE ONLY

Q. WHAT PERCENTAGE IS REQUIRED TO PASS THE VOTE ON EACH MERGER?

A.  At least two-thirds of those voting will carry the proxy vote.

Q. WHAT DO I HAVE TO DO IF THE MERGER IS APPROVED?

A. Shareholders without issued share certificates don't need to do anything. If the proposal is approved, shares of the Capital Growth Fund will be automatically converted into shares of the Growth Fund. The conversion will work the same way as an exchange, except that it will not be treated as a taxable event.

Q. WHAT IF MY SHARES ARE IN CERTIFICATE FORM?

A. Shareholders with certificate shares must return them to John Hancock Investor Services. (Please be sure and let the broker know if there is an outstanding certificate.)

Q. IF APPROVED, WHEN WILL THE MERGER TAKE PLACE?

A. If shareholders approve this plan, the merger is expected to take place following the close of business on September 15, 1995. At that time, we will be able to provide more information about the conversion.

TAXES:

Q. WILL I HAVE TO PAY TAXES ON THIS MERGER?

A. No this merger will be a non-taxable event.

Q. WILL I BE RECEIVING A CAPITAL GAIN DISTRIBUTION FROM THE INVESTMENT QUALITY BOND FUND/SOVERIEGN BOND FUND?

A. We do not anticipate that there will be a capital gain payment prior to the merger.

IN THE NEWSPAPER:

Q. HOW IS THE SOVEREIGN BOND FUND LISTED IN THE PAPER?

A. The Sovereign Bond Fund is listed under the JOHN HANCOCK heading and is abbreviated SvBnd.

                              FOR INTERNAL USE ONLY

                           Q&A FOR US GOVERNMENT TRUST
                MERGER WITH INTERMEDIATE MATURITY GOVERMENT FUND
                    (A.K.A ADJUSTABLE U.S. GOVERNMENT TRUST)

ABOUT THE INTERMDIATE MATURITY GOVERNMENT FUND:

Q. FIRST, WHAT IS THE INTERMEDIATE MATURITY GOVERNMENT FUND?

The Adjustable U.S. Government Trust is being proxied to undergo its own changes. Its shareholders are being asked to change it to an intermediate government bond fund. When that is approved, the fund will be renamed Intermediate Maturity Government Fund. Then (subject to this vote) your fund will be merged into it.

Q. IF THE ADJUSTABLE U.S. GOVERNMENT TRUST'S SHAREHOLDERS DON'T VOTE FOR THESE CHANGES, WHAT FUND AM I LEFT WITH?

Your fund's merger will only take place IF Intermediate Maturity Government Fund is created. (We are confident that the Fund's shareholders will follow the unanimous recommendation of the Fund's Trustees). If ultimately that fund's proposals are not accepted, the US Government Trust will continue as is and you will remain a shareholder of the fund.

THE MERGER PROPOSAL:

Q WHY IS THE US GOVERNMENT TRUST MERGING WITH INTERMEDIATE MATURITY GOVERNMENT FUND?

A. The Trustees voted to merge the US Government Trust because they believe it is in the best interest of the existing shareholders.

 - Both funds present substantially similar investment objectives and investment policies.

      US Govt. Trust has lost 95% of its assets since 1986.

 - Given the existence of larger more successful funds in the family with similar objectives, the potential for your fund to attract significant assets is impeded.

Q. HOW WILL THIS BENEFIT MY INVESTMENT?

A. By merging with the larger Intermed. Matur. Govt., existing shareholders should benefit from the economies of scale in investment research, operations and other important areas.

 - Combining the assets of the merged funds will decrease the operating expenses as a percentage of the net assets.


                               Expense Ratio     Assets  $(mill.)       Source:
                                A         B        A          B
Intermed. Matur. Govt          .80%     1.45%     $18       $9           proxy
US Govt. Trust                1.59%     2.34%     $17       $0.3       statements

A lowered expense ratio should benefit the net yield the fund can pay shareholders

THE PROXY/MERGER PROCESS:

Q. WHEN WERE PROXY STATEMENTS BEING MAILED?

A. Proxies were mailed on or about July 21st.

                              FOR INTERNAL USE ONLY

Q. IF I DON'T SEND IN MY BALLOT, IS IT AN AUTOMATIC "IN FAVOR" VOTE?

No. The only counted votes are those that are officially submitted (eg, by ballot). In fact, in order to certify a proxy vote, greater than 50% of the outstanding shares must be voted. If this quorum is not reached, additional mailings, at your Fund's expense, must be made.

        Exercise your right to vote on this important issue to your fund.

Q. WHAT PERCENTAGE IS REQUIRED TO PASS THE VOTE ON EACH MERGER?

A.  At least two-thirds of those voting will carry the proxy vote.

Q. WHAT DO I HAVE TO DO IF THE MERGER IS APPROVED?

A. Shareholders without issued share certificates don't need to do anything. If the proposal is approved, shares of the US Govt. Trust will be automatically converted into shares of the Intermediate Maturity Government Trust . The conversion will work the same way as an exchange, except that it will not be treated as a taxable event.

Q. WHAT IF MY SHARES ARE IN CERTIFICATE FORM?

A. Shareholders with certificate shares must return them to John Hancock Investor Services. (Please be sure and let the broker know if there is an outstanding certificate.)

Q. IF APPROVED, WHEN WILL THE MERGER TAKE PLACE?

A. If shareholders approve this plan, the merger is expected to take place following the close of business on September 22, 1995. At that time, we will be able to provide more information about the conversion.

TAXES:

Q. WILL I HAVE TO PAY TAXES ON THIS MERGER?

A. No this merger will be a non-taxable event.

Q. WILL I BE RECEIVING A CAPITAL GAIN DISTRIBUTION FROM THIS MERGER.

A. We do not anticipate that there will be a capital gain payment prior to the merger.

IN THE NEWSPAPER:

Q. HOW WILL THE INTERMEDIATE MATURITY GOVERNMENT FUND BE LISTED IN THE PAPER?

A. The Intermediate Maturity Government Fund will be listed under the JOHN HANCOCK heading and will be abbreviated IMGF.

                              FOR INTERNAL USE ONLY